UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2021

Duolingo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40653	45-3055872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 567-6602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DUOL	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On November 10, 2021, Duolingo, Inc. (the “Company”) issued a press release announcing the financial results of the Company for the three and six months ended June 30, 2021. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

In connection with the initial public offering of Class A common stock (the “IPO”) of Duolingo, Inc. (the “Company”), each of the Company’s officers and directors and holders of substantially all of the Company’s outstanding capital stock entered into lock-up agreements with the underwriters for the IPO (the “Underwriters”) that, subject to certain exceptions and partial early release provisions, restrict the ability of such holders to sell or transfer any shares of the Company’s capital stock for 180 days after July 27, 2021, the date of the final prospectus for the IPO (the “lock-up period”), which is January 23, 2022.

On November 10, 2021, the following early release conditions set forth in the lock-up agreements were satisfied with respect to a portion of the shares subject to such lock-up agreements: (1) the Company announced its financial results for its three months ended September 30, 2021, and (2) the last reported closing price of the Company’s Class A common stock was greater than $102.00 per share for 10 trading days (including the last day) out of any 15-consecutive trading day period.

As a result, the Company estimates that approximately 11 million shares of the Company’s Class A common stock will become eligible for sale in the public market at the open of trading on November 15, 2021, subject to applicable restrictions under the Securities Act of 1933, as amended, including Rule 144 and Rule 701. Any shares not released pursuant to these partial early release provisions will remain subject to the restrictions set forth in the lock-up agreements for the reminder of the lock-up period.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 10, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOLINGO, INC.

Date: November 10, 2021	By:	/s/ Matthew Skaruppa
Matthew Skaruppa
Chief Financial Officer